                                                                  EXHIBIT 10(e)

                    CORPORATE COMMERCIAL PAPER MASTER NOTE



                                                    December 1, 1995
                                           ----------------------------------
                                                   (Date of Issuance)


        American Bankers Insurance Group ("Issuer"), for value received, hereby promises to pay to Cede & Co., as nominee of The Depository Trust Company, or to registered assigns: (i) the principal amount, together with unpaid accrued interest thereon, if any, on the maturity date of each obligation identified on the records of Issuer (the "Underlying Records") as being evidenced by this Master Note, which Underlying Records are maintained by Chemical Bank ("Paying Agent"); (ii) interest on the principal amount of each such obligation that is payable in installments, if any, on the due date of each installment, as specified on the Underlying Records; and (iii) the principal amount of each such obligation that is payable in installments, if any, on the due date of each installment, as specified on the Underlying Records. Interest shall be calculated at the rate and according to the calculation convention specified on the Underlying Records. Payments shall be made by wire transfer to the registered owner from Paying Agent without the necessity of presentation and surrender of this Master Note.

        REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS MASTER NOTE SET FORTH ON THE REVERSE HEREOF.

        This Master Note is a valid and binding obligation of Issuer. Not Valid Unless Countersigned for Authentication by Paying Agent.



         /s/ Chemical Bank               American Bankers Insurance Group
   ------------------------------      -----------------------------------
           (Paying Agent)                           (Issuer)


By:                                              /s/ Floyd Denison
   ------------------------------      -----------------------------------
    (Authorized Countersignature)              (Authorized Signature)
                                       Floyd Denison, Exec. Vice President



                                       -----------------------------------
                                                    (Guarantor)

                                       By:
                                          --------------------------------
                                               (Authorized Signature)

                      ISSUANCE AND PAYING AGENT AGREEMENT

                             (FOR COMMERCIAL PAPER)

        AGREEMENT dated as of 21st day of November 1995 by and between American Bankers Insurance Group (the "Corporation") and CHEMICAL BANK ("Chemical").


        WHEREAS, the Corporation has authorized the establishment of a commercial paper note program pursuant to which the Corporation proposes from time to time to issue its short term commercial paper notes (having maturities of 270 days or less) (the "Notes"); and


        WHEREAS, the Corporation wishes to designate Chemical as depository for the safekeeping of the Notes and agent with respect to the issuance, delivery and payment of the Notes.


   NOW THEREFORE, the parties hereto agree as follows:


        1. Appointment. The Corporation hereby designates and appoints Chemical as depository for the safekeeping of the Notes and agent with respect to the issuance, delivery and payment of the Notes.


        2. Authorized Officers. Attached hereto as Exhibit A is a certified copy of a duly adopted corporate resolution from the Board of Directors of the Corporation and a certificate of incumbency with specimen signatures attached marked Exhibit B hereto, of those officers of the Corporation authorized to take such action with respect to the Notes as is provided herein (each such officer hereinafter referred to as an "Authorized Officer"). Also attached and marked as Exhibit C is the form of the Note.


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





        3. Certificated Notes. (a) The Corporation will forward or cause to be forwarded to Chemical from time to time a supply of certificated Notes, serially numbered, with the order party, amount, date of issuance and maturity date left blank. Each certificated Note will have been presigned by one or more manual or facsimile signatures of Authorized Officers on behalf of the Corporation as authorized by the resolution. These certificated Notes shall be accompanied by two copies of a transmittal letter. When the certificated Notes are delivered to Chemical, Chemical will inspect and count them. If the certificated Notes meet Chemical's specifications and conform in number to the transmittal letter, Chemical shall acknowledge receipt by having one of its officers or employees designated for that purpose sign in the space provided and, as hereinafter provided, return a copy of such transmittal letter to the Corporation or such other party delivering the certificated Notes to Chemical.

                (b) Chemical, upon receipt of instructions given as hereinafter provided, will withdraw the necessary certificated Notes from safekeeping and, in accordance with such instructions, will:


                (1) complete each certificated Note as to the amount (including interest, if Notes are interest bearing), date of issue, and maturity date;


                (2) countersign each certificated Note (by at least one officer or employee designated for that purpose); and

                (3)   deliver each certificated Note as instructed.


All certificated Notes will be issued to the order of "Bearer" unless an order party is provided in the Corporation's instructions to Chemical.



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




                (c) Each of the certificated Notes shall be countersigned for authentication by such officers or employees of Chemical as Chemical may from time to time designate. Should any certificated Notes have been countersigned by one of Chemical's authorized officers or employees, and said officer or employee not be designated at the time said certificated Note is to be paid, Chemical is authorized to pay the certificated Note notwithstanding that the authority of said officer or employee has been terminated between the time of authentication and the time of payment.


                (d) When Chemical is instructed to deliver a certificated Note against payment, it will be understood to mean delivery against a receipt. Pursuant to the customary commercial practice prevailing in the commercial paper market, the delivery and receipt of payment are not completed simultaneously. Therefore, Chemical will deliver the certificated Note(s) to the office of the purchaser or the designated consignee for the account of the purchaser (provided such office is located in the Borough of Manhattan in the City of New York below Chambers Street) and take back the purchaser's or the consignee's receipt signed or stamped acknowledging receipt for the delivery. Later the same day and after the purchaser or the consignee has verified the delivery against its contracts, payment by such purchaser or consignee is then effected by wire transfer of funds to Chemical's account at the Federal Reserve Bank of New York. Pursuant to customary commercial practice, the Corporation shall bear any risk of non-payment by a purchaser to whom or for whose account a certificated Note is delivered.



                (e) All spoiled or voided certificated Notes will be cancelled and returned to the Corporation against a signed receipt.



        4.      Instructions. (a)     Chemical is authorized to act with respect
to the Notes and to other duties provided for herein upon instructions it may receive from an Authorized Officer of the Corporation or by any employee, commercial paper dealer or other agent designated by the Corporation in a letter signed by one of the Authorized Officers. These instructions may be in written form

(including instructions given by telecopier, through CPMS (hereinafter defined) or through a CPU to CPU link between Chemical and selected commercial paper dealers) or may be given orally by telephone except where this Agreement specifically provides for written instructions.


                (b) Should the Corporation or its designated agent use Chemical's Commercial Paper Management Service ("CPMS") or a CPU to CPU link with Chemical for the transmission to Chemical of the Corporation's instructions for the issuance of Notes, the Corporation understands that such transmission shall effect automated preparation of the Notes for issuance and shall be equivalent to the giving of a duly authorized written and signed instruction which Chemical may act upon without liability.

        5.      Book Entry Notes.    (a) Should the Corporation elect to
make its commercial paper program eligible for the book entry commercial paper program of The Depository Trust Company ("DTC"), Chemical may be instructed to issue book entry Notes through DTC instead of, or in addition to, certificated Notes as hereinbefore provided. Chemical is authorized and directed to issue and settle through DTC book entry Notes in accordance with the procedures established by DTC and Chemical for such Notes, and all references in this Agreement to "Notes" shall apply to and shall include any book entry Notes issued hereunder by the Corporation, except to the extent that DTC's and Chemical's procedures for the issuance and payment of book entry Notes differs from the procedures described herein for certificated Notes.


                (b) In accordance with DTC's book entry commercial paper program, Chemical shall obtain from the CUSIP Service Bureau a written list of CUSIP numbers for the book entry Notes that will be issued through DTC, and Chemical shall deliver such list to DTC. Chemical shall instruct the CUSIP Service Bureau to bill the Corporation for the fee or fees payable to the CUSIP Service Bureau for the list of CUSIP numbers for book entry Notes, and Chemical will include such fees in its billing to the Corporation for services provided herein. The CUSIP numbers, as required by DTC's commercial paper program will be assigned to the Corporation's book entry Notes upon issuance and used to identify the Corporation's outstanding book entry Notes in DTC's system.


                (c) Whenever the Corporation's Note program becomes eligible for DTC's book entry commercial paper program, Chemical shall commence executing all Note issuance instructions from the Corporation by issuing and delivering only book entry Notes through DTC, except where Chemical has been specifically instructed by the Corporation to complete and deliver one or more certificated Notes.


                (d) Should the Corporation agree with a book entry Note-holder to prepay such holder's book entry Note(s) on deposit with DTC prior to their scheduled maturity, the Corporation shall make arrangements with the holder and Chemical for the delivery through the DTC system of such Note(s) by the DTC participant holding the Note(s) to Chemical's designated account at DTC for payment.


                (e) In the event the Corporation for any reason shall discontinue its participation in DTC's book entry commercial paper program the Corporation and Chemical shall cooperate in taking appropriate action, including, if necessary, making one or more certificated Notes available to any DTC participant having book entry Notes credited to its DTC account. Discontinuance of the Corporation's participation in DTC's book entry program with respect to the Notes shall not constitute notice of termination of Chemical's duties as issuing and paying agent for certificated Notes under this Agreement.


        6. Proceeds of Sale of Notes. Funds received by Chemical in payment for Notes on each settlement date shall be credited to the Corporation's account number 144-056329 at Chemical (or to such other account of the Corporation on Chemical's books as the Corporation and Chemical may agree) (the "Account"). If Chemical, in its sole discretion, permits the Corporation to have use of the funds payable on the Notes issued prior to Chemical having collected from purchasers the proceeds of sale of the Notes, it is understood that such use of funds by the Corporation shall constitute an advance to be promptly repaid to Chemical from the proceeds of sale of the Notes. If the amount of the advance is not repaid in full on the same day as it is used, the unpaid balance of such advance shall be repaid by the Corporation to Chemical on the next business day together with interest thereon (computed on the basis of the actual number of days elapsed in a year of 360 days) at Chemical's prime lending rate (the "Prime Rate") in effect from time to time from and including the date of the advance to the date of repayment, and if another rate has been agreed to with Chemical such other rate shall be applied to such advance.



        7. Payment of Notes. (a) The Corporation shall provide Chemical with immediately available funds sufficient to pay the principal, and interest if any, due on maturing Notes by 2:30 p.m. (New York time) on the maturity date for such Notes. If by such time Chemical has not received such funding or if the Corporation has not made other arrangements to the satisfaction of Chemical for the payment of such Notes Chemical may without liability to the Corporation refuse to settle and pay for such Notes.



                (b) Should Chemical, at its sole discretion, advance funds for the Corporation's account in payment of any Notes payable at maturity to purchasers and, if payment is not received by Chemical either from the sale of new Notes, or directly from the Corporation, on the same day as payment is made by Chemical to purchasers, the Corporation shall repay the amount of such advance to Chemical on the next business day together with interest thereon (computed on the basis of the actual number of days elapsed in a year of 360 days) at the Prime Rate in effect from time to time, from and including the date of any such advance to the date of repayment by the Corporation, and if another rate has been agreed to with Chemical such other rate shall be applied to such advance.


                (c) No prior action or course of dealing on the part of Chemical with respect to the payment of Notes shall be used by or give rise to any claim or action by the Corporation against

Chemical for Chemical's refusal to pay or settle for Notes the Corporation has not timely funded as provided for herein.

        8. Representations and Warranties. (a) The Corporation represents and warrants that it has the right, capacity and authority: (i) to enter into this Agreement; (ii) if its Notes become eligible for deposit as book-entry only in DTC's program, to issue its Notes in book entry form through DTC; and
(iii) to comply with all of its obligations and duties under this Agreement. The Corporation further represents and agrees that each Note issued and distributed upon its instruction as provided for herein shall constitute the Corporation's representation and warranty that such Note is a legal, valid and binding obligation of the Corporation, and that such Note is being issued in a transaction which is exempt from registration under the Securities Act of 1933, as amended.


                (b) Chemical represents and warrants that it has the right, capacity and authority to be an issuing and paying agent for the Corporation's Notes and that Chemical can perform issuance and paying agency activities provided for herein for such Notes.


        9. Liability and Indemnity. Neither Chemical nor any of its officers, employees or agents shall be liable for any action or omission to act taken or made in connection with this Agreement, except for Chemical's or their gross negligence or wilful misconduct. The Corporation agrees to indemnify and hold harmless Chemical, its officers, employees and agents from and against any and all losses, liabilities, claims, penalties, charges and expenses (including counsel fees) suffered or incurred by or asserted or assessed against Chemical or any of them arising out of Chemical or any of them acting as the Corporation's agent for the Notes under this Agreement, except for such loss, liability claim, penalty, charge or expense resulting from Chemical's or their gross negligence or wilful misconduct. This indemnity includes, but is not limited to, any action taken or omitted upon, electronic, written or telephone instructions received or purported to have been received from any authorized person for the Corporation. ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING,



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





IN NO EVENT SHALL CHEMICAL, ITS OFFICERS, EMPLOYEES AND AGENTS BE LIABLE UNDER THIS AGREEMENT TO THE CORPORATION OR ANY THIRD PARTY FOR INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL LOSS OR DAMAGE OF ANY KIND WHATSOEVER, INCLUDING LOST PROFITS WHETHER OR NOT THE LIKELIHOOD OF SUCH LOSS OR DAMAGE WAS KNOWN TO CHEMICAL, OR ANY OF THEM.



        10. Termination of Agreement. Either the Corporation or Chemical may terminate this Agreement on not less than ten (10) days written notice to the other. With respect to any Notes outstanding at the time of termination of this Agreement, this Agreement shall remain in effect until all such Notes are paid or other arrangements for the payment of such Notes have been provided to the satisfaction of the Corporation and Chemical.


        11. Use of CPMS. The following additional terms shall be applicable hereunder when the Corporation uses CPMS.



                (a) The Corporation will use CPMS (i) to initiate Note issuance instructions (ii) to receive reports concerning Note issuances, (iii) to receive electronic messages from Chemical, and (iv) for other incidental services Chemical may make available from time to time through CPMS.


                (b) Chemical will deliver or disclose confidential security procedures materials for accessing CPMS to an Authorized Officer or to any employee or agent designated as authorized by an Authorized Officer or the Corporation. The Corporation shall be responsible for any unauthorized use or disclosure of the security materials delivered to it. All access through CPMS is subject to verification by Chemical pursuant to the security procedures. Chemical will allow access to CPMS reports and act upon instructions received through the service if verified pursuant to the security procedures.



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



                (c) If CPMS is unavailable for any reason the Chemical customer service representative should be notified, and until CPMS is made available for use the Corporation should follow the alternate procedures for issuance of the Corporation's Notes as provided for herein and in the CPMS service materials. The Corporation should not issue and Chemical will not act upon cancellation or override instruction transmitted through CPMS.


                (d) The liability of the Corporation and Chemical for any act or omission in connection with CPMS shall be determined or limited in accordance with the terms of this Agreement.


        12. Corporation Fees. Chemical shall be entitled to such compensation as may be agreed upon with the Corporation for all services rendered hereunder, and the Corporation agrees to pay such compensation within 30 days from the date of Chemical's invoice.


        13. Reliance. (a) Chemical shall not incur any liability to the Corporation for acting upon instructions which Chemical believes in good faith to have been properly given.



                (b) Chemical may act pursuant to instructions of the Corporation's Authorized Officers, designated employees and agents, until Chemical has been notified by the Corporation in writing signed by an Authorized Officer that the authority of any such person or entity has been terminated or withdrawn. If while Notes signed by any such person are in Chemical's possession or have been delivered, then with respect to these Notes the authority of any such person shall be deemed to remain in full force and effect.


        14. Amendments. No amendment, modification or wavier of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Corporation and Chemical. Any such amendment, modification or wavier shall be effective only in the specific instance and for the purpose for which given.

        15. Governing Law. This Agreement shall be governed by the laws of the State of New York without regard to its principles of conflict of laws.


        16. Assignment. This Agreement may not be assigned by either party without the express written consent of the other party.


        17. Merger or Consolidation. Any corporation or association into which Chemical may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its commercial paper agency business as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become successor to Chemical hereunder vested with all of the rights, powers, trusts, duties and obligations of Chemical hereunder, without the execution or filing of any instrument or any further act.



        18. Survival. Chemical's rights to compensation, reimbursement and indemnification shall survive the termination of this Agreement.


        19. Advice of Counsel. Chemical may consult with counsel (including Chemical's in-house counsel) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith in reliance thereon.


        20. Ownership of Notes. Chemical, in its individual or any other capacity, may become the owner or pledgee of Notes.


        21. Recording. Chemical is authorized but not obligated to record electronically and to retain telephone conversations between the Corporation's officers, employees and agents and Chemical.



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



        22. Business Day. Whenever any payment to be made hereunder shall be due on a day which is not a business day for Chemical, then such payment shall be made on the next succeeding business day.


        23. Force Majeure. Chemical shall not be responsible for liability, loss or damage of any kind resulting from any delay in the performance of or failure to perform responsibilities hereunder which is caused by an act of God, any catastrophe, electrical, computer or mechanical failure, delay or failure to act of any carrier, correspondent or agent or, without limiting the generality of the foregoing, any other cause beyond Chemical's direct control.

        24. Rules and Procedures. This Agreement shall be subject to such administrative rules as Chemical may establish and disseminate from time to time governing its commercial paper services such as time limits by which issuance instructions and requests for same day funds transfers must be received, specific telephone numbers for various types of transfer requests and other rules.


        25. Notices. All notices, confirmations and other communication required or permitted shall be in writing (except as otherwise provided herein), and all other documents required to be furnished under the terms and provisions hereof, shall be sent by first-class mail (postage prepaid), by telecopier or delivered to the addresses specified below:



   If to Corporation:
   American Bankers Insurance Group
   11222 Quail Roost Drive
   Miami, Fla. 33157
   Attn:  Floyd Denison/Manola Gutierrez
   Telephone No.:    (305) 253-2244
   Telecopier No.:   (305) 252-7068



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




   If to Chemical:
   Chemical Bank-
   ATT: Money Market Operations
   450 West 33rd Street - 8th Floor
   Telephone No.:    (212) 613-7934
   Telecopier No.:   (212) 613-7904



or to such other address as the same may designate from time to time by notice duly given to the other party hereto. Each party will advise the other party from time to time of their current telephone and telecopier numbers.


        26. Entire Agreement. The parties hereto acknowledge that each has read this Agreement, understands it, and agrees to be bound by its terms. The parties further agree that this Agreement and any modifications made pursuant to it constitute the complete and exclusive expression of the terms of this Agreement between the parties, and supersedes all prior or contemporaneous proposals, oral or written, understandings, representations, conditions, warranties, covenants, and all other communications between the parties relating to the subject matter of this Agreement.


        27. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and such counterparts together shall constitute but one instrument.


        28. Headings. The headings in this Agreement are for purposes of reference only and shall not in any way limit or otherwise effect the meaning or interpretation of any of the terms hereof.


        Accepted and agreed to as of the date first above written.


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



                               By:    Manola Gutierrez
                                  ---------------------------------
                               Title: Assistant Secretary, American
                                      Bankers Insurance Group
                                     ------------------------------



                               CHEMICAL BANK

                               By:
                                  ---------------------------------

                               Title:
                                     ------------------------------



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



                       3(a)(3) COMMERCIAL PAPER AGREEMENT

       This will confirm our arrangement whereby CS First Boston Corporation ("CS First Boston") will act as dealer in sales of commercial paper of American Bankers Insurance Group, Inc., a Florida corporation (the "Company"). In that connection, CS First Boston may purchase such commercial paper from the Company as principal.

       It is understood that the commercial paper will have a maturity at the time of issuance not to exceed nine months (exclusive of days of grace) and be denominated in notes (either in separate physical form or in global form ("book-entry notes") held through the facilities of The Depository Trust Company ("DTC")) not less than $100,000 each. Book-entry Notes will be represented by master notes registered in the name of a nominee of DTC and recorded in the book-entry system maintained by DTC. CS First Boston understands that, in connection with any issuance and sale of commercial paper by the Company, the Company will obtain the prior advice of its counsel that all action required by any regulatory body or bodies has been duly taken.

       The Company has authorized the use of a Commercial Paper Memorandum ("Memorandum") prepared by CS First Boston on the basis of information furnished by the Company. Such Memorandum may be used in connection with the sale of the Company's commercial paper until the Company advises CS First Boston that an updated or revised Memorandum in a form approved by the Company should be substituted. The Company will promptly advise CS First Boston of any change in its ratings, its financial condition or the results of its operations which may make such updating or revision advisable, in which case the Company will cooperate in preparing such updated or revised Memorandum.

       With respect to the original Memorandum, and each updated or revised Memorandum approved by the Company, the Company will indemnify CS First Boston and hold CS First Boston harmless against any loss, claim, liability or expense (including reasonable costs of defense) arising out of or based upon any allegation that such Memorandum includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing indemnity shall survive any termination of this Agreement.

       Each acceptance by the Company of an offer to purchase commercial paper notes pursuant to this Letter Agreement shall be deemed to constitute a representation and warranty to CS First Boston that (a) such notes, when issued, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, (b) the Memorandum (including any documents incorporated therein by reference) at such time does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (c) the Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended, and (d) the Notes will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), by reason of Section 3(a)(3) thereof. The representations, warranties and understandings set forth in this paragraph and in the second paragraph of this Agreement shall survive any termination of this Agreement.



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



       No commercial paper shall be issued until the Company and CS First Boston have received an opinion of Jorden Burt Berenson & Johnson LLP to the effect that the commercial paper will be exempt from the registration requirements of the Act by reason of Section 3(a)(3) thereunder and qualification of an indenture in respect thereof under the Trust Indenture Act of 1939, as amended, is not required, and covering such additional matters as CS First Boston may reasonably request.

       The Company agrees promptly from time to time to take such action as CS First Boston may reasonably request to qualify the commercial paper for offering and sale under the securities laws of such jurisdictions as CS First Boston may designate and to comply with such laws as long as may be necessary for the offer and sale of commercial paper as contemplated by this Agreement; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction. The Company agrees to reimburse CS First Boston for all of its costs and expenses (including reasonable attorneys' fees) incurred in connection with the foregoing.

       In addition, the Company agrees to furnish promptly to CS First Boston (mailed directly to the attention of its Short-Term Finance Department) the following information:

    1. All reports filed by the Company and its parent (if applicable) with the Securities and Exchange Commission pursuant to Section 13(a) of the Exchange Act (or reasonably comparable information if the Company and its parent (if applicable) is not subject to such filing requirements;

    2. All reports mailed to the Company's public stockholders (if any);

    3. All information generally provided to securities analysts; and

    4. Copies of reports submitted by the Company to the rating agencies showing the amounts of commercial paper outstanding and the bank lines and other liquidity sources supporting such commercial paper.

       The information described above shall be in addition to information provided to other individuals at CS First Boston or its affiliates. The Company also agrees to provide such other information as CS First Boston's Short-Term Finance Department may reasonably request.

       The Company will notify CS First Boston promptly, to the attention of its Short-Term Finance Department, of any change (or any advice from a rating agency of a contemplated change) in any of its debt ratings, any change in the aggregate size of its commercial paper program and any other development in its affairs or in the industry or industries in which it is engaged which has or may be expected to have a material impact on the results of its operations, its financial condition or the marketability of its commercial paper.

       This Agreement shall be governed by and construed in accordance with the law of the State of New York.

       All communications and notices pursuant to this Agreement shall be in writing or confirmed in writing and shall be addressed (i) if to the Company, to the Company at American Bankers Insurance Group, Inc., 11222 Quail Roost Drive, Miami, FL 33157-6596, Attention: Floyd G. Denison, or at such other address as may from time to time be designated by notice by the Company in writing; and (ii) if to CS First Boston, to CS First Boston at Park Avenue Plaza, New York, New York 10055, Attention: Short-Term Finance Department, or at such other address as many from time to time be designated by notice by CS First Boston in writing.



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



       This Agreement may be terminated by the Company or by CS First Boston upon one business day's written notice to the other party hereto; provided, however, that any such termination shall not affect any provisions that this Agreement provides shall survive any termination, and such provisions shall continue in effect following any such termination.


                                   AMERICAN BANKERS INSURANCE GROUP, INC.


                                   By:
                                      ---------------------------------

                                   Title: Assistant Secretary
                                         ------------------------------
                                   Date:
                                         ------------------------------





                                   CS FIRST BOSTON CORPORATION

                                   By:
                                      ---------------------------------

                                   Title:
                                         ------------------------------

                                   Date:
                                         ------------------------------



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